UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 14, 2014

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

333-153381

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On November 14, 2014, Kent Emry resigned as the Chief Executive Officer of BioCorRx, Inc., a Nevada corporation (the “Company”), effective immediately. There are no disagreements between Mr. Emry and the Company on any matter relating to the Company’s SEC filings, accounting, operations, policies, or practices.

Item 9.01 Exhibits

The following exhibit is furnished as part of this Form 8-K:

Exhibit 99.1 Resignation Letter of Kent Emry, dated November 14, 2014.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: November 14, 2014	By	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer and Director